                                                                    EXHIBIT 99.1


                             [STAFFMARK LETTERHEAD]



FOR IMMEDIATE RELEASE:   Sunday, August 29, 1999

CONTACT: Clete T. Brewer, President and Chief Executive Officer Terry C. Bellora, Chief Financial Officer
                         Randle G. Reece, CFA, Investor Relations Officer STAFFMARK, INC.
                         (501) 973-6084

        STAFFMARK ANNOUNCES APPOINTMENT OF FINANCIAL ADVISOR AND COMMENTS
                ON YEAR 2000 IMPACT ON IT STAFFING AT MEETING OF
                         ANALYSTS AND COMMERCIAL BANKERS

FAYETTEVILLE, Ark.--StaffMark, Inc. (NASDAQ/NM: STAF), an international provider of human resource and business solutions, made a series of announcements, summarized below, at a meeting of its financial analysts and commercial bankers being held here today and Monday at its new worldwide corporate headquarters.

As a result of the continuing global consolidation of the staffing industry, and with the objective of maximizing stockholder value, Clete Brewer, President and Chief Executive Officer of StaffMark, announced that the Board of Directors had appointed Credit Suisse First Boston as its financial advisor to work with management in examining strategic alternatives for the company.

Brewer also said that the company will announce in the next few weeks a new President who has extensive industry and international management experience. In addition, Brewer reported that the company expects to add outside directors who have knowledge in areas that are important to the development of the company and stockholder value. By year end, the company anticipates that its Board of Directors will be composed of a majority of outside directors.

Brewer announced that the IntelliMark information technology services and solutions business continues to make progress in its previously announced restructuring efforts, although these efforts are not yet complete. Year 2000-related spending and staffing uncertainties in the marketplace, as disclosed previously by the company, have created additional ongoing challenges for the restructuring process. Management believes IT staffing industry trends, including customers' focus on Year 2000 compliance spending and anticipated deferrals of other IT spending and staffing requirements until calendar year 2000, will slow IT staffing industry growth, including the growth of IntelliMark, for the second half of 1999 and adversely impact StaffMark's operating results for the second half of the 1999 fiscal year.

The company also presented to the meeting the current industry environment and historical achievements of its five business platforms.

StaffMark--Commercial Services

StaffMark has expanded into a number of new service opportunities including call center solutions, professional/technical, desktop publishing, medical, bilingual services, and skills training centers. The leading growth driver of StaffMark Commercial is the Strategic Resource Group, which provides on-site managed staffing services to 95 large corporate clients. StaffMark is one of the 10 largest commercial staffing companies in the United States.

IntelliMark--IT Staffing and Business Solutions

Aside from Year 2000-related IT staffing uncertainties, IntelliMark continues to focus on enhancing the delivery of its vertical solutions including ESOLUTIONS (through Edgewater Technology), help desk services, distributed services and workforce development solutions.

Robert Walters--Finance and Accounting
Resource Solutions--Human Resource Outsourcing

Robert Walters continues to expand its global client services and candidate sourcing with the opening of offices in Paris in July, Dublin in August and the planned startup of Resource Solutions activities in Tokyo in September. Continental Europe continues to deregulate, and clients are requesting global solutions to their professional recruitment needs. Hong Kong and Singapore offices are benefiting from local market conditions.

Resource Solutions is offering clients cost-effective solutions to the outsourcing of human capital requirements.

ClinForce--Clinical Trials Support Services

ClinForce is benefiting from the strong research and development pipeline of the pharmaceutical and biotech industries. Tight labor supply in those industries has increased the attractiveness of flexible skilled labor, which is the specialty of ClinForce.

Strategic Legal Resources--Legal and Paralegal

Strategic Legal Resources opened an office in Chicago, its third office overall, in June and is working with Robert Walters in New York to develop a global professional legal recruitment business.

ABOUT STAFFMARK

StaffMark, Inc., provides human resource and business solutions through five specialty platforms: StaffMark commercial staffing and training services; IntelliMark information technology staffing and solutions; Robert Walters finance/accounting staffing services; ClinForce clinical trials support services; and Strategic Legal Resources legal and paralegal staffing services. The company has developed proprietary consulting tools and solutions that form the foundation of its managed staffing and master vendor services. StaffMark operates in more than 330 offices in 32 states and 14 countries. Find more information at www.staffmark.com.

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements made with respect to a new president, new outside directors, IT staffing industry trends, a slowing of IntelliMark staffing growth and adverse second half operating results. Words such as "expect," "intend," "anticipate" and "believe" and plural, tense or negative or variations thereon and similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments that are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecast, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (i) the availability of qualified president and outside director candidates who are able to serve StaffMark, (ii) an inability to successfully implement the executive and organizational changes previously announced, including the IntelliMark restructuring; (iii) the continuation, or worsening, of declines in demand for placement (permanent or temporary) of staffing or solutions services; (iv) changes in industry trends such as changes in the demand for or supply of commercial or professional/information technology staffing personnel, whether on a temporary or permanent placement basis and whether arising out of Year 2000 trends, uncertainties and spending delays or otherwise; (v) failure to obtain new customers or retain significant existing customers; (vi) loss of key executives; and/or (vii) general economic and business conditions (whether foreign, national, state or local). Actual events or results may differ materially from those discussed, contemplated, forecasted, estimated, anticipated, planned or implied in the forward-looking statements as a result of the various factors described above and those further set forth under the headings "Management's Discussion and Analysis-Year 2000 Compliance" and "Special Note Regarding Forward Looking Statements" in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 1999, "Business--Factors Affecting Finances, Business Prospects and Stock Volatility" in the Company's Form 10-K filed with the Securities and Exchange Commission on March 16, 1999, and under the heading "Potential Risks, Detriments and Other Considerations Associated With The Transaction" in the Company's definitive proxy statement dated September 25, 1998, which was filed with the Securities and Exchange Commission on September 25, 1998.

                                      -END-